September 17, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1998-WFC1;
               File No. 333-44593-08.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement") among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Wilshire Servicing Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

          The Series 1998-WFC1 Certificates will consist of twelve classes of certificates (collectively, the "Certificates"), designated as: (i) the Class A-1 Certificates and the Class A-2 Certificates (together, "the Class A Certificates"); (ii) the Class XS Certificates; (iii) the Class PO Certificates (the Class A Certificates, the Class XS Certificates and the Class PO Certificates, collectively, the "Senior Certificates"); (iv) the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates (collectively, the "Subordinate Certificates" and the B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates, collectively the "Offered Subordinate Certificates"); and (v) the Class R-I Certificates and the Class R-II Certificates (together, the "Residual Certificates").

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-44593-08). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company
          S.E.C. Reporting Agent for Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1998-WFC1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): July 27, 1998.


                     SALOMON BROTHERS MORTGAGE SECURITIES VI, INC.
          Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Wilshire Servicing Corporation, as Master Servicer, and Bankers Trust Company, as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for the issuance of the Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1998-WFC1.)


          SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. MORTGAGE PASS-THROUGH
                         CERTIFICATES, SERIES 1998-WFC1.
               (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

           333-44593-08                   13-3439681
          (Commission File Number)        (I.R.S. Employer Identification No.)


          SEVEN WORLD TRADE CENTER
          29TH FLOOR
          NEW YORK, NEW YORK                           10048
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 783-5659


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)

          Monthly Report to Certificateholders as to distributions made on July 27, 1998.

          Monthly Report to Certificateholders as to distributions made on August 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Bankers Trust Company, not in its
                                        Individual capacity, but solely as a
                                        Duly authorized agent of the Registrant
                                        pursuant to the Pooling and Servicing
                                        Agreement, dated as of June 1, 1998.


          Date:  September 17, 1998     By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX

                                                                    Sequential
          Document                                                  Page Number


          Monthly Report to Certificateholders as to distributions         4
          made on July 27, 1998.

          Monthly Report to Certificateholders as to distributions        10
          made on August 25, 1998.



Salomon Brothers Mortgage Securities VII, Inc.
Mortgage Pass-Through Certificates
Series 1998-WFC1
Statement to Certificateholders

DISTRIBUTIONS IN DOLLARS

                           PRIOR
         ORIGINAL        PRINCIPAL
CLASS   FACE VALUE        BALANCE         INTEREST     PRINCIPAL

A-1   104,182,070.00  104,182,070.00     488,309.74   2,524,678.23
A-2    23,968,035.00   23,968,035.00     129,826.86     634,409.61
B-1     9,293,000.00    9,293,000.00      46,770.87      14,914.64
B-2     7,603,000.00    7,603,000.00      38,265.24      12,202.30
B-3     5,069,000.00    5,069,000.00      26,673.49       8,135.40
B-4     8,871,000.00    8,871,000.00      51,115.42      14,237.36
B-5     2,534,000.00    2,534,000.00      14,601.11       4,066.90
B-6     7,181,287.00    7,181,287.00      41,379.15      11,525.48
XS(*) 150,115,105.00  150,115,105.00     136,342.19           0.00
PO        258,895.00      258,895.00           0.00         996.13
R-II          100.00          100.00           0.58         100.00
TOTALS 168,960,387.00   168,960,387.00   973,284.65   3,225,266.05

                                                           CURRENT
                             REALIZED     DEFERRED       PRINCIPAL
CLASS           TOTAL          LOSSES     INTEREST         BALANCE
A-1      3,012,987.97            0.00         0.00   01,657.391.77
A-2        764,236.47            0.00         0.00   23,333,625.39
B-1         61,685.51            0.00         0.00    9,278,085.36
B-2         50,467.54            0.00         0.00    7,590,797.70
B-3         34,808.89            0.00         0.00    5,060,864.60
B-4         65,352.78            0.00         0.00    8,856,762.64
B-5         18,668.01            0.00         0.00    2,529,933.10
B-6         52,904.63       19,316.02         0.00    7,150,445.50
XS(*)      136,342.19            0.00         0.00  146,920,764.82
PO             996.13            0.00         0.00      257,898.87
R-II           100.58            0.00         0.00            0.00

TOTALS   4,198,550.70       19,316.02         0.00  165,715,804.93


(*)Represents Notional Balance


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                             PRIOR
                         PRINCIPAL
CLASS         CUSIP        BALANCE        INTEREST       PRINCIPAL
A-1       79548KZR2    1,000.000000       4.687080       24.233328
A-2       79548KZS0    1,000.000000       5.416667       26.468987
B-1       79548KZU5    1,000.000000       5.032914        1.604933
B-2       79548KZV3    1,000.000000       5.032913        1.604932
B-3       79548KZW1    1,000.000000       5.262081        1.604932
B-4       WM9801206    1,000.000000       5.762081        1.604933
B-5       WM9801207    1,000.000000       5.762080        1.604933
B-6       WM9801208    1,000.000000       5.762080        1.604932
XS        79548KZT8    1,000.000000       0.908251        0.000000
PO        79548KB56    1,000.000000       0.000000        3.847622
R-II      79548KZY7    1,000.000000       5.800000    1,000.000000

                            CURRENT
                          PRINCIPAL
              TOTAL         BALANCE
A-1       28.920408      975.766672
A-2       31.885654      973.531013
B-1        6.637847      998.395067
B-2        6.637846      998.395068
B-3        6.867013      998.395068
B-4        7.367014      998.395067
B-5        7.367013      998.395067
B-6        7.367012      995.705296
XS         0.908251      978.720728
PO         3.847622      996.152378
R-II  1,005.8.000000       0.000000



PASS-THROUGH RATES
CLASS      CURRENT              NEXT
A-1        5.624496%       5.621982%
A-2        6.500000%       6.500000%
B-1        6.039496%       6.036982%
B-2        6.039496%       6.036982%
B-3        6.314496%       6.311982%
B-4        6.914496%       6.911982%
B-5        6.914496%       6.911982%
B-6        6.914496%       6.911982%
XS         1.089091%       1.087549%
PO         0.000000%       0.000000%
R-II       6.914496%       6.911982%

SELLER:    WMFC 1997-4 Inc.
SERVICER:  Wilshire Servicing Corporation
LEAD UNDERWRITER:  Salomon Brothers Mortgage Securities VII, Inc.
RECORD DATE:  June 30, 1998
DISTRIBUTION DATE:  July 27, 1998

ADMINISTRATOR:  Jennifer Bohannon
                Bankers Trust Company
                3 Park Plaza
                Irvine, CA 92614
FACTOR INFO:   (800)735-7777
COPYRIGHT 1998 Bankers Trust Company





Salomon Brothers Mortgage Securities VII, Inc.
Mortgage Pass-Through Certificates
Series 1998-WFC1

Statement to Certificateholders

Distribution Date:  July 27,1998

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:        70,400.21
LESS REDUCTIONS TO
SERVICING FEES FOR PREPAYMENT INTEREST SHORTFALL          0.00

TOTAL SERVICING FEES DUE MASTER SERVICER:                70,400.21

COLLECTED SERVICING FEES FOR CURRENT PERIOD:             56,260.71

TRUSTEE FEE                                               2,112.01

DELINQUENT AND                                        THREE + PMTS
FORCLOSURE LOAN               ONE          TWO  EXCLUDING F/C, REO
INFORMATION:              PAYMENT     PAYMENTS       & BANKRUPTCY)
GROUP 1  PRIN. BAL.  7,019,838.07   3,649,798.31              0.00
% OF POOL BALANCE         4.9392%      2.5680%             0.0000%
NUMBER OF LOANS                37           14                   0
% OF LOANS                5.5389%      2.0958%             0.0000%

GROUP 2   PRIN. BAL.   567,410.07    366,205.73               0.00
% OF POOL BALANCE         2.4051%      1.5523%             0.0000%
NUMBER OF LOANS                 4            4                   0
PERCENTAGE OF LOANS       2.0408%      2.0408%             0.0000%


DELINQUENT AND              LOANS        LOANS               LOANS
FORCLOSURE LOAN                IN           IN                  IN
INFORMATION:           BANKRUPTCY          REO         FORECLOSURE
GROUP 1  PRIN. BAL.          0.00         0.00          583,102.84
% OF POOL BALANCE         0.0000%      0.0000%             0.4103%
NUMBER OF LOANS                 0            0                   3
% OF LOANS                0.0000%      0.0000%             0.4491%

GROUP 2   PRIN. BAL.         0.00         0.00                0.00
% OF POOL BALANCE         0.0000%      0.0000%             0.0000%
NUMBER OF LOANS                 0            0                   0
PERCENTAGE OF LOANS       0.0000%      0.0000%             0.0000%

*Per Section 4.02(viii) of the Pooling and Servicing Agreement, delinquencies are calculated in each case based on the end of the immediately preceding Prepayment Period

BALANCE OF LOANS WHICH
BECAME REO DURING THE PRECEDING CALENDAR MONTH                0.00

NUMBER OF LOANS WHICH
BECAME REO DURING THE PRECEDING CALENDAR MONTH                   0

                               GROUP 1      GROUP 2          TOTAL
PAYMENT ADVANCE             203,803.18    26,415.01     230,218,19

PAYMENT ADVANCE REIMBURSED        0.00         0.00           0.00

OUTSTANDING
ADVANCES REIMBURSEMENT            0.00         0.00           0.00
ENDING STATED BALANCE
OF MORTGAGE POOL       142,124,280.67 23,591,524.26 165,715,804.93

ENDING NUMBER OF LOANS            668           196            864

WEIGHTED AVERAGE
REMAINING TERM TO MATURITY        316           235            304

CURRENT WEIGHTED
AVERAGE COUPON RATE           7.4295%       7.4157%        7.4275%

NEXT WEIGHTED
AVERAGE COUPON RATE           7.4270%       7.4089%        7.4244%

PRINCIPAL PREPAYMENTS    2,308,047.77    598,261.76   2,906,309.53

MORTGAGE LOANS
REPURCHASED BY SERVICER          0.00          0.00           0.00

CURRENT EXTRAORDINARY
TRUST FUND EXPENSES              0.00          0.00           0.00

EXTRAORDINARY TRUST FUND
EXPENSES SINCE CLOSING DATE      0.00          0.00           0.00

BANKRUPTCY AMOUNT                                        50,000.00

FRAUD LOSS AMOUNT                                     5,068,815.00

SPECIAL HAZARD AMOUNT                                 2,213,382.00

AMOUNT OF PAYMENTS MADE
WITH RESPECT TO CROSS-COLLATERALIZATION EVENT                 0.00

AMOUNT OF PAYMENTS
MADE WITH RESPECT TO PREPAYMENT DIVERSION EVENT               0.00

COPYRIGHT 1998 Bankers Trust Company





Salomon Brothers Mortgage Securities VII, Inc.
Mortgage Pass-Through Certificates
Series 1998-WFC1
Statement to Certificateholders
Distribution Date:  July 27,1998

AGGREGATE AMOUNT OF RELIEF ACT SHORTFALL                      0.00

CERTIFICATE INTEREST

                              REALIZED          NET          OTHER
                ACCRUED           LOSS   PREPAYMENT       INTEREST
               INTEREST     ALLOCATION     INTEREST      SHORTFALL
CLASS A-1    488,309.74             NA         0.00           0.00
CLASS A-2    129,826.86             NA         0.00           0.00
CLASS B-1     46,770.87           0.00         0.00           0.00
CLASS B-2     38,265.24           0.00         0.00           0.00
CLASS B-3     26,673.49           0.00         0.00           0.00
CLASS B-4     51,115.42           0.00         0.00           0.00
CLASS B-5     14,601.11           0.00         0.00           0.00
CLASS B-6     41,379.15           0.00         0.00           0.00
CLASS XS     136,342.19           0.00         0.00           0.00


                  PRIOR       INTEREST      CURRENT
                 UNPAID   DISTRIBUTION       UNPAID
               INTEREST         AMOUNT     INTEREST
CLASS A-1          0.00     488,309.74         0.00
CLASS A-2          0.00     129,826.86         0.00
CLASS B-1          0.00      46,770.87         0.00
CLASS B-2          0.00      38,265.24         0.00
CLASS B-3          0.00      26,673.49         0.00
CLASS B-4          0.00      51,115.42         0.00
CLASS B-5          0.00      14,601.11         0.00
CLASS B-6          0.00      41,379.15         0.00
CLASS XS           0.00     136,342.19         0.00

                               GROUP 1      GROUP 2          TOTAL
CURRENT REALIZED LOSSES      19,316.02         0.00      19,316.02

REALIZED LOSSES
SINCE CLOSING DATE           19,316.02         0.00      19,316.02

CURRENT BANKRUPCTY LOSSES         0.00         0.00           0.00

BANKRUPCTY LOSSES
SINCE CLOSING DATE                0.00         0.00           0.00

FRAUD LOSSES SINCE CLOSING DATE   0.00         0.00           0.00

CURRENT SPECIAL HAZARD LOSSES     0.00         0.00           0.00

SPECIAL HAZARD
LOSSES SINCE CLOSING DATE         0.00         0.00           0.00

MORTGAGE LOANS LIQUIDATED DURING THE PRECEDING CALENDAR MONTH:

                             STATED PRIN    REALIZED    LIQUIDATION
Loan Number          SUBPOOL     BALANCE        LOSS           DATE
00000000000000240805   1      172,881.07   19,316.02        6/08/98

COPYRIGHT 1998 Bankers Trust Company





Salomon Brothers Mortgage Securities VII, Inc.
Mortgage Pass-Through Certificates
Series 1998-WFC1

Statement to Certificateholders

DISTRIBUTIONS IN DOLLARS

                                   PRIOR
               ORIGINAL        PRINCIPAL
CLASS         FACE VALUE         BALANCE    INTEREST     PRINCIPAL

A-1       104,182,070.00  101,657,391.77  481,109.14  3,455,310.87
A-2        23,968,035.00   23,333,625.39  126,390.47     38,625.17
B-1         9,293,000.00    9,278,085.36   47,118.63      8,135.97
B-2         7,603,000.00    7,590,797.70   38,549.76      6,656.38
B-3         5,069,000.00    5,060,864.60   26,861.31      4,437.88
B-4         8,871,000.00    8,856,762.64   51,437.00      7,766.51
B-5         2,534,000.00    2,529,933.10   14,692.97      2,218.50
B-6         7,181,287.00    7,150,445.50   41,527.31      6,270.23
XS(*)     150,115,205.00  146,920,764.82  133,252.88          0.00
PO            258,895.00      257,898.87        0.00        699.23
R-II              100.00            0.00        0.00          0.00

TOTALS    168,960,387.00   165,715804.93  960,939.47  3,530,120.74

                                                           CURRENT
                       REALIZED     DEFERRED             PRINCIPAL
CLASS          TOTAL     LOSSES     INTEREST               BALANCE
A-1     3,936,420.01       0.00         0.00         98,202,080.90
A-2       165,015.64       0.00         0.00         23,295,000.22
B-1        55,254.60       0.00         0.00          9,269,949.39
B-2        45,206.14       0.00         0.00          7,584,141.32
B-3        31,299.19       0.00         0.00          5,056,426.72
B-4        59,203.51       0.00         0.00          8,848,996.13
B-5        16,911.47       0.00         0.00          2,527,714.60
B-6        47,797.54       0.00         0.00          7,144,175.27
XS(*)     133,252.88       0.00         0.00        143,407,598.55
PO            699.23       0.00         0.00            257,199.64
R-II            0.00       0.00         0.00                  0.00

TOTALS  4,491,060.21       0.00         0.00        162,185,684.19


(*) Represents a Notional Balance


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                               PRIOR
                           PRINCIPAL
CLASS         CUSIP          BALANCE     INTEREST        PRINCIPAL
A-1       79548KZR2       975.766672     4.617965        33.166080
A-2       79548KZS0       973.531013     5.273293         1.611528
B-1       79548KZU5       998.395067     5.070336         0.875494
B-2       79548KZV3       998.395068     5.070355         0.875494
B-3       79548KZW1       998.395068     5.299134         0.875494
B-4       WM9801206       998.395067     5.798332         0.875493
B-5       WM9801207       998.395067     5.798331         0.873135
B-6       WM9801208       995.705296     5.782711         0.000000
XS(*)     79548KZT8       978.720076     0.887671         2.700825
PO        79548KB56       996.152378     0.000000         0.000000
R-II      79548KZY7         0.000000     0.000000         0.000000

                               CURRENT
                             PRINCIPAL
               TOTAL           BALANCE
A-1        37.784045        942.600592
A-2         6.884821        971.919484
B-1         5.945830        997.519573
B-2         5.945829        997.519574
B-3         6.174628        997.519574
B-4         6.673826        997.519573
B-5         6.673824        997.519574
B-6         6.655846        994.832162
XS          0.887671        955.316942
PO          2.700825        993.451554
R-II        0.000000          0.000000

PASS-THROUGH RATES
CLASS        CURRENT      NEXT
A-1        5.679183%        NA
A-2        6.500000%        NA
B-1        6.094183%        NA
B-2        6.094183%        NA
B-3        6.174628%        NA
B-4        6.673826%        NA
B-5        6.673824%        NA
B-6        6.655846%        NA
XS         0.887671%        NA
PO         2.700825%        NA
R-II       0.000000%        NA




SELLER:  WMFC 1997-4 Inc.
SERVICER:  Wilshire Servicing Corporation
LEAD UNDERWRITER:  Salomon Brothers Mortgage Securities VII, Inc.
RECORD DATE:  July 31, 1998
DISTRIBUTION DATE:  August 25, 1998

ADMINISTRATOR:  Jennifer Bohannon
                Bankers Trust Company
                3 Park Plaza
                Irvine, CA 92614
FACTOR INFO:   (800)735-7777
COPYRIGHT 1998 Bankers Trust Company





Salomon Brothers Mortgage Securities VII, Inc.
Mortgage Pass-Through Certificates
Series 1998-WFC1

Statement to Certificateholders

Distribution Date:  August 25,1998

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:        69,048.25
LESS REDUCTIONS TO
SERVICING FEES FOR PREPAYMENT INTEREST SHORTFALL          0.00

TOTAL SERVICING FEES DUE MASTER SERVICER:                69,048.25

COLLECTED SERVICING FEES FOR CURRENT PERIOD:              5,351.60

TRUSTEE FEE                                               2,071.44

DELINQUENT AND                                        THREE + PMTS
FORCLOSURE LOAN               ONE          TWO  EXCLUDING F/C, REO
INFORMATION:              PAYMENT     PAYMENTS       & BANKRUPTCY)
GROUP 1  PRIN. BAL.  5,741,281.71   2,615,292.62        398,493.67
% OF POOL BALANCE         4.1413%      1.8865%             0.2874%
NUMBER OF LOANS                31           10                   2
% OF LOANS                4.7401%      1.5291%             0.3058%

GROUP 2   PRIN. BAL.   821,840.05        0.00           108,138.90
% OF POOL BALANCE         3.4894%      0.0000%             0.4591%
NUMBER OF LOANS                 6            0                   1
PERCENTAGE OF LOANS       3.0612%      0.0000%             0.5102%


DELINQUENT AND              LOANS        LOANS               LOANS
FORCLOSURE LOAN                IN           IN                  IN
INFORMATION:           BANKRUPTCY          REO         FORECLOSURE
GROUP 1  PRIN. BAL.          0.00         0.00        1,143,899.04
% OF POOL BALANCE         0.0000%      0.0000%             0.8251%
NUMBER OF LOANS                 0            0                   6
% OF LOANS                0.0000%      0.0000%             0.9174%

GROUP 2   PRIN. BAL.         0.00         0.00          122,455.26
% OF POOL BALANCE         0.0000%      0.0000%             0.5199%
NUMBER OF LOANS                 0            0                   1
PERCENTAGE OF LOANS       0.0000%      0.0000%             0.5102%

*Per Section 4.02(viii) of the Pooling and Servicing Agreement, delinquencies are calculated in each case based on the end of the immediately preceding Prepayment Period

BALANCE OF LOANS WHICH
BECAME REO DURING THE PRECEDING CALENDAR MONTH                0.00

NUMBER OF LOANS WHICH
BECAME REO DURING THE PRECEDING CALENDAR MONTH                   0

                               GROUP 1      GROUP 2          TOTAL
PAYMENT ADVANCE             881,463.90   159,793.89  1,041,257,.79

PAYMENT ADVANCE REIMBURSED   45,050.90    45,050.90      90,101.80

OUTSTANDING
ADVANCES REIMBURSEMENT      522,758.70   522,758.70   1,045,517.39

ENDING STATED BALANCE
OF MORTGAGE POOL       138,633,484.33 23,552,199.86 162,185,684.19

ENDING NUMBER OF LOANS            645           196            850

WEIGHTED AVERAGE
REMAINING TERM TO MATURITY        318           234            306

CURRENT WEIGHTED
AVERAGE COUPON RATE           7.4842%       7.4089%        7.4735%

NEXT WEIGHTED
AVERAGE COUPON RATE           7.5910%       7.4092%        7.5646%

PRINCIPAL PREPAYMENTS    3,366,167.36      1,914.42   3,368,081.78

MORTGAGE LOANS
REPURCHASED BY SERVICER          0.00          0.00           0.00

CURRENT EXTRAORDINARY
TRUST FUND EXPENSES              0.00          0.00           0.00

EXTRAORDINARY TRUST FUND
EXPENSES SINCE CLOSING DATE      0.00          0.00           0.00

BANKRUPTCY AMOUNT                                        50,000.00

FRAUD LOSS AMOUNT                                     5,068,815.00

SPECIAL HAZARD AMOUNT                                 2,213,382.00

AMOUNT OF PAYMENTS MADE
WITH RESPECT TO CROSS-COLLATERALIZATION EVENT                 0.00

AMOUNT OF PAYMENTS
MADE WITH RESPECT TO PREPAYMENT DIVERSION EVENT               0.00

COPYRIGHT 1998 Bankers Trust Company





Salomon Brothers Mortgage Securities VII, Inc.
Mortgage Pass-Through Certificates
Series 1998-WFC1
Statement to Certificateholders
Distribution Date:  August 25,1998

AGGREGATE AMOUNT OF RELIEF ACT SHORTFALL                      0.00

CERTIFICATE INTEREST

                              REALIZED          NET          OTHER
                ACCRUED           LOSS   PREPAYMENT       INTEREST
               INTEREST     ALLOCATION     INTEREST      SHORTFALL
CLASS A-1    481,109.14             NA         0.00           0.00
CLASS A-2    126,390.47             NA         0.00           0.00
CLASS B-1     47,118.63           0.00         0.00           0.00
CLASS B-2     38,549.76           0.00         0.00           0.00
CLASS B-3     26,861.31           0.00         0.00           0.00
CLASS B-4     51,437.00           0.00         0.00           0.00
CLASS B-5     14,692.97           0.00         0.00           0.00
CLASS B-6     41,527.31           0.00         0.00           0.00
CLASS XS     133,252.88           0.00         0.00           0.00


                  PRIOR       INTEREST      CURRENT
                 UNPAID   DISTRIBUTION       UNPAID
               INTEREST         AMOUNT     INTEREST
CLASS A-1          0.00     481,109.14         0.00
CLASS A-2          0.00     126,390.47         0.00
CLASS B-1          0.00      47,118.63         0.00
CLASS B-2          0.00      38,549.76         0.00
CLASS B-3          0.00      26,861.31         0.00
CLASS B-4          0.00      51,437.00         0.00
CLASS B-5          0.00      14,692.97         0.00
CLASS B-6          0.00      41,527.31         0.00
CLASS XS           0.00     133,252.88         0.00

                               GROUP 1      GROUP 2          TOTAL
CURRENT REALIZED LOSSES           0.00         0.00           0.00

REALIZED LOSSES
SINCE CLOSING DATE           19,316.02         0.00      19,316.02

CURRENT BANKRUPCTY LOSSES         0.00         0.00           0.00

BANKRUPCTY LOSSES
SINCE CLOSING DATE                0.00         0.00           0.00

FRAUD LOSSES SINCE CLOSING DATE   0.00         0.00           0.00

CURRENT SPECIAL HAZARD LOSSES     0.00         0.00           0.00

SPECIAL HAZARD
LOSSES SINCE CLOSING DATE         0.00         0.00           0.00

MORTGAGE LOANS LIQUIDATED DURING THE PRECEDING CALENDAR MONTH:

                            STATED PRIN    REALIZED    LIQUIDATION
Loan Number       SUBPOOL       BALANCE        LOSS           DATE

COPYRIGHT 1998 Bankers Trust Company